Subsequent Event _ Aircraft Financing	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
19. Subsequent Event - Aircraft Financing

On March 17th, 2017, NXT entered into a binding sale and leaseback agreement with a Calgary based international aircraft services organization (“the lessor”). The terms of the agreement involve NXT selling its’ Cessna Citation aircraft that was purchased in 2015 for US$2,000,000 for the sum of US$2,300,000. NXT will lease the aircraft over an initial term of 60 months and retain all existing operating rights and obligations. Net proceeds to NXT from the sale will be approximately CAD $2,700,000, after payment of all commissions and fees, and are expected to be received in April 2017. The monthly repayment is approximately US $40,000.